                                                                    Exhibit 10.5


                        FIRST AMENDMENT dated as of January 30, 1997 (this
                  "Amendment"), to the Credit Agreement dated as of August 5, 1996, (the "Credit Agreement"), among LIFESTYLE FURNISHINGS INTERNATIONAL LTD., a Delaware corporation (the "Parent Borrower"); the subsidiary borrowers named therein (the "Subsidiary Borrowers" and, together with the Parent Borrower, the "Borrowers"); FURNISHINGS INTERNATIONAL INC., a Delaware corporation ("Holdings"); the Lenders (such term and each other capitalized term used without definition in this Amendment having the meaning assigned to such term in the Credit Agreement); The Chase Manhattan Bank, a New York banking corporation, as the Swingline Lender, as Administrative Agent and as Collateral Agent for the Lenders; and CHASE MANHATTAN BANK DELAWARE, as Issuing Bank.

     WHEREAS the Borrowers have requested that the Lenders amend the Credit Agreement and enter into the agreements as set forth below; and

     WHEREAS Lenders constituting the Required Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to effect such amendment and enter into such agreements.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrowers, Holdings, Lenders constituting the Required Lenders, the Administrative Agent and the Issuing Bank hereby agree, on the terms and subject to the conditions set forth herein, as follows:

     SECTION 1. Amendment. (a) Section 6.05 of the Credit Agreement is hereby amended by deleting clause (d) thereof and substituting therefor the following:

            (d) (i) Holdings, any Borrower or any Subsidiary may sell accounts receivable and related assets to the Receivables Subsidiary pursuant to any Permitted Receivables Financing or (ii) to the extent not included in clause (i), (A) Sunbury may sell accounts receivable pursuant to factoring arrangements entered into in the ordinary course of business in an aggregate amount not to exceed $20,000,000 at any time outstanding and (B) The Berkline Corporation may sell accounts receivable owed to it by Montgomery Ward & Co., Inc. and its subsidiaries pursuant to factoring arrangements entered into in the ordinary course of business in an aggregate amount not to exceed $6,000,000 at any time outstanding.

     SECTION 2. Representations and Warranties. The Borrowers represent and warrant to each of the Lenders that:

            (a) The execution, delivery and performance by Holdings and the Borrowers of this Amendment (i) have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, the certificate of incorporation or other constitutive documents or by-laws of any Loan Party or (2) any order of any Governmental Authority, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any contractual obligation of any Loan Party or (C) result in or require the creation or imposition of any Lien (other than any Lien permitted under Section 6.02(r) of the Credit Agreement after giving effect to this Amendment, or any Lien created under the Credit Agreement or under the Security Documents) upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party.

            (b) This Amendment has been duly executed and delivered by Holdings and the Borrowers and constitutes a legal, valid and binding obligation of Holdings and the Borrowers enforceable against each of them in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors', rights generally or equitable principles relating to or limiting creditors' rights generally.

            (c) (i) The representations and warranties of the Borrowers set forth in the Loan Documents are true and correct in all material respects as of the date this Amendment is effective, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on such earlier date) and (ii) no Default has occurred and is continuing.

     SECTION 3. Loan Documents. This Amendment and each certificate and instrument delivered by any Loan Party in connection herewith shall be a Loan Document for all purposes.

     SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received copies hereof that, when taken together, bear the signatures of each of the Borrowers, Holdings and the Required Lenders.

     SECTION 5. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

     SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. No Novation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the

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rights and remedies of any party under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

     SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

     IN WITNESS WHEREOF, the Borrowers, Holdings and Lenders constituting the Required Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written,


                                    LIFESTYLE FURNISHINGS
                                    INTERNATIONAL LTD., as the Parent Borrower,

                                          by

                                                 _____________________
                                                 Name:
                                                 Title:


                                    AMETEX FABRICS, INC.,
                                    THE BERKLINE CORPORATION,
                                    DREXEL HERITAGE FURNISHINGS, INC.,
                                    HENREDON FURNITURE INDUSTRIES, INC.,
                                    INTERIOR FABRIC DESIGN, INC.,
                                    INTRO EUROPE, INC.,
                                    LA TOURELL BARGE, INC.,
                                    LEXINGTON FURNITURE INDUSTRIES, INC.,
                                    LIFESTYLE HOLDINGS, LTD.,
                                    MAITLAND-SMITH, INC.,
                                    MARBRO LAMP COMPANY,
                                    RAMM, SON & CROCKER, INC.,
                                    ROBERT ALLEN FABRICS, INC.,
                                    ROBERT ALLEN FABRICS OF N.Y., INC.,
                                    SUNBURY TEXTILE MILLS, INC.,
                                    UNIVERSAL FURNITURE LIMITED,
                                    each as a Subsidiary Borrower,

                                               by

                                                 _____________________
                                                 Name:
                                                 Title:

                                    FURNISHINGS INTERNATIONAL INC.,

                                         by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    THE CHASE MANHATTAN BANK,
                                    individually and as Administrative Agent,
                                    Collateral Agent and Swingline Lender,

                                    by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    CHASE MANHATTAN BANK DELAWARE,
                                    as Issuing Bank,

                                    by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    ACADIA PARTNERS,

                                          by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    AERIES FINANCE LTD.,

                                        by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    AMSOUTH BANK OF ALABAMA,

                                        by
                                                 _____________________
                                                 Name:
                                                 Title:

                           [Intentionally left blank]

                                    BANK OF MONTREAL,

                                        by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    BANK OF SCOTLAND,

                                        by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    BANK OF TOKYO - MITSUBISHI TRUST
                                    COMPANY,

                                         by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    CAPTIVA FINANCE LTD.,

                                        by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    CERES FINANCE, LTD.,

                                         by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    CHL HIGH YIELD LOAN PORTFOLIO
                                    (a unit of The Chase Manhattan Bank),

                                     by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    CIBC INC.,

                                         by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    COMERICA BANK,

                                       by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH,

                                          by
                                                 ___________________
                                                 Name:
                                                 Title:

                                    CREDIT LYONNAIS ATLANTA AGENCY,

                                          by
                                              _____________________
                                              Name:
                                              Title:

                                    DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES,

                                       by
                                                 _________________
                                                 Name:
                                                 Title:


                                       by
                                                 _________________
                                                 Name:
                                                 Title:

                                    FIRST AMERICAN NATIONAL BANK,

                                         by
                                                 _________________
                                                 Name:
                                                 Title:

                                    FIRST SOURCE FINANCIAL LLP,
                                    By First National Source, Inc.,
                                    Its Agent/Manager,

                                          by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    FLEET NATIONAL BANK,

                                        by
                                                 _______________________
                                                 Name:
                                                 Title:

                                    HELLER FINANCIAL, INC.,

                                        by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    INDOSUEZ CAPITAL FUNDING II, LIMITED
                                    By Indosuez Capital as Portfolio Advisor

                                          by
                                                 ___________________________
                                                 Name:
                                                 Title:

                                    ML CBO IV (CAYMAN) LTD.
                                    BY PROTECTIVE ASSET MANAGEMENT,
                                    L.L.C.
                                    AS COLLATERAL MANAGER

                                        by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    MERRILL LYNCH SENIOR FLOATING RATE
                                    FUND, INC.,

                                          by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    By: Merrill Lynch Asset Management, L.P.,
                                        as Investment Advisor

                                    By:
                                                 _______________________
                                                 Name:
                                                 Title:

                                    NBD BANK,

                                        by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    NEW YORK LIFE INSURANCE COMPANY,

                                        by
                                                 ___________________
                                                 Name:
                                                 Title:

                                    NEW YORK LIFE INSURANCE AND ANNUITY
                                    CORPORATION,
                                    By:   NEW YORK LIFE INSURANCE
                                          COMPANY

                                          by
                                                 ________________
                                                 Name:
                                                 Title:

                                    OAK HILL SECURITIES FUND, L.P.,

                                    By: Oak Hill Securities GenPar, L.P.
                                        its General Partner

                                    By: Oak Hill Securities MGP, Inc.,
                                        its General Partner

                                        _________________________
                                        Name:
                                        Title:

                                    OCTAGON CREDIT INVESTORS LOAN
                                    PORTFOLIO
                                    (a unit of The Chase Manhattan Bank)

                                          by
                                                 _____________________
                                                Name:
                                                Title:

                                    PILGRIM AMERICA PRIME RATE TRUST,

                                         by
                                                 ____________________
                                                 Name:
                                                 Title:

                                    PNC BANK, NATIONAL ASSOCIATION,

                                        by
                                                 __________________
                                                 Name:
                                                 Title:

                                    PRIME INCOME TRUST,

                                         by
                                                 _____________________
                                                 Name:
                                                 Title:

                           [Intentionally left blank]

                                    THE BANK OF NEW YORK,

                                        by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    THE BANK OF NOVA SCOTIA,

                                         by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    THE DAI-ICHI KANGYO BANK, LTD.,
                                    CHICAGO BRANCH,

                                         by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    THE FIRST NATIONAL BANK OF BOSTON,

                                          by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION,

                                          by
                                                 ___________________
                                                 Name:
                                                 Title:

                                    RESTRUCTURED OBLIGATIONS BACKED BY
                                    SENIOR ASSETS B.V.

                                    BY: Chancellor LGT Senior Secured
                                        Management, Inc. as Portfolio Advisor


                                        by
                                                 ______________________
                                                 Name:
                                                 Title:

                                    THE SANWA BANK, LIMITED,
                                    CHICAGO BRANCH,

                                         by
                                                 _____________________
                                                 Name:
                                                 Title:

                                    SENIOR DEBT PORTFOLIO


                                    BY: Boston Management and Research
                                        as Investment Adviser

                                        by
                                               _______________________
                                               Name:
                                               Title:

                                    SOUTHERN PACIFIC THRIFT & LOAN,

                                         by
                                             ______________________
                                             Name:
                                             Title:

                                    U.S. NATIONAL BANK OF OREGON,

                                    by
                                         ________________________
                                         Name:
                                         Title:

                                    VAN KAMPEN AMERICAN CAPITAL
                                    PRIME RATE INCOME TRUST,

                                        by
                                             __________________
                                             Name:
                                             Title:

                                    WACHOVIA BANK OF NORTH CAROLINA,
                                    N.A.,

                                          by
                                             _______________________
                                             Name:
                                             Title: